December 14, 2022

Q3 ALL-SEASON ACTIVE ROTATION ETF

(QVOY)

A Series of Ultimus Managers Trust

Supplement to the Prospectus dated December 1, 2022

This supplement updates certain information in the Prospectus of the Q3 All-Season Active Rotation ETF (the “Fund”), a series of Ultimus Managers Trust, to revise information contained therein as described below. For more information or to obtain a copy of the Prospectus or the Statement of Additional Information, free of charge, please contact the Fund at 1-888-348-1255.

The following changes to the Prospectus are made in the section entitled “Dividends, Distributions and Taxes”:

In the subsection entitled “Taxes on Distributions”, the following replaces the first sentence of the first paragraph, beginning on page 27 of the Prospectus:

“As stated above, dividends from net investment income, if any, ordinarily are declared and paid annually by the Fund.”

If you have any questions regarding the Funds, please call 1-888-348-1255.

Investors Should Retain this Supplement for Future Reference